UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 29, 2007

GSR Mortgage Loan Trust 2007-OA2
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-OA2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139817) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $403,175,200 aggregate principal amount of the Class 1A-1, Class 2A-1, Class A-2, Class 1X, Class 2X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class R and Class RC Certificates (the “Publicly Offered Certificates”) on October 29, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007, as supplemented by the Prospectus Supplement dated October 29, 2007, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), a substantially final form of which is attached hereto as Exhibit 4.5, dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator and master servicer, and Deutsche Bank National Trust Company, as trustee and as custodian. The “Certificates” consist of the Publicly Offered Certificates and the Class B-6, Class B-7, Class B-8, Class P-1 and Class P-2 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool consisting of two groups of payment-option or hybrid payment-option, adjustable rate mortgage loans with a negative amortization feature with an aggregate outstanding principal balance of approximately $423,281,229 as of October 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Sales of Securities and Use of Proceeds.

On October 29, 2007, the following classes of certificates in the following amounts were sold by the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal or Notional Balance
Class B-6	$9,312,000
Class B-7	$2,328,000
Class B-8	$8,466,028
Class P-1	$ 100(1)
Class P-2	$ 100(1)

(1) Notional Amount.

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

4.5
Master Servicing and Trust Agreement dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian

99.1	Flow Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company (“GSMC”), as owner, and Avelo Mortgage, L.L.C. (“Avelo”), as servicer

99.2	Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005, between GSMC and Residential Funding Company, LLC (“RFC”), as amended

99.3	Representations and Warranties Agreement dated as of October 29, 2007, between GSMC and the Depositor

99.4	Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, by and among the Depositor, GSMC and Avelo, as servicer

99.5
Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, between the Depositor and the Trustee, and as acknowledged by the Master Servicer (regarding the Mortgage Loans serviced by Avelo)

99.6	Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, by and among GSMC, the Depositor and RFC, as servicer

99.7	Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, by and among the Depositor, the Trustee, RFC, as servicer, and as acknowledged by the Master Servicer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name:Michelle Gill
Title: Vice President

Dated: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.5
Master Servicing and Trust Agreement dated as of October 1, 2007, among GS Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, as trustee (the “Trustee”) and as custodian

99.1	Flow Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company (“GSMC”), as owner, and Avelo Mortgage, L.L.C. (“Avelo”), as servicer

99.2	Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005, between GSMC and Residential Funding Company, LLC (“RFC”), as amended

99.3	Representations and Warranties Agreement dated as of October 29, 2007, between GSMC and the Depositor

99.4	Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, by and among the Depositor, GSMC and Avelo, as servicer

99.5
Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, between the Depositor and the Trustee, and as acknowledged by the Master Servicer (regarding the Mortgage Loans serviced by Avelo)

99.6	Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, by and among GSMC, the Depositor and RFC, as servicer

99.7	Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, by and among the Depositor, the Trustee, RFC, as servicer, and as acknowledged by the Master Servicer